Exhibit 99.1 Investor Overview June 2025 A N 2 T H E R A P E U T I C S . C O M

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this presentation include, but are not limited to, statements regarding: anticipated milestones, catalysts, value-creation opportunities, and inflection points, and potential of the Company’s boron chemistry platform and pipeline programs; cash runway, and cash burn reduction and ability to achieve catalysts/inflection points within cash runway; patentability and patent and exclusivity periods; design, initiation, and timing of the Company’s clinical trials and results, market size and revenue opportunity and medical needs; the Company’s intellectual property; and other statements that are not historical fact. These statements are based on AN2’s current estimates, development pathways for AN2’s product candidates; expectations, plans, objectives, and intentions, are not guarantees of future performance and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: AN2’s ability to implement its plans for its internal boron chemistry platform and pipeline programs; timely enrollment of patients in AN2’s clinical trials; AN2’s ability to procure sufficient supply of its product candidates for its clinical trials; the potential for results from clinical trials to differ from preclinical, early clinical, preliminary or expected results; significant adverse events, toxicities or other undesirable side effects associated with AN2’s product candidates; the significant uncertainty associated with AN2’s product candidates ever receiving any regulatory approvals; continued funding by the National Institute of Allergy and Infectious Disease (NIAID) of AN2’s development program for melioidosis; AN2’s ability to obtain, maintain or protect intellectual property rights related to its current and future product candidates; implementation of AN2’s strategic plans for its business and product candidates; the sufficiency of AN2’s capital resources and need for additional capital to achieve its goals; global macroeconomic conditions and global conflicts and other risks, including those described under the heading “Risk Factors” in AN2’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and AN2’s other reports filed with the U.S. Securities and Exchange Commission (SEC). These filings, when made, are available on the investor relations section of AN2’s website at www.an2therapeutics.com and on the SEC’s website at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and AN2 undertakes no duty to update such information except as required under applicable law. 2

Advancing Novel Product Candidates With Our Boron Chemistry Platform Clinical-Stage Boron Chemistry National Defense & Platform Opportunities Global Health • Unique model that leverages non- • Founded by AN2 team originally from • Chagas: Phase 1 start up activities dilutive funding sources to advance Anacor underway; complete in 2H/2025 important global health and national • Established record of platform • Melioidosis: Phase 2 start anticipated defense programs, some with dual productivity at Anacor 2H/2025 opportunities - Novel targets • First oncology candidate expected to • Funding/scientific partners include advance into development 2H/2025 NIAID, Gates Foundation, University - 15+ development candidates of Georgia, DNDi - 2 FDA approved drugs, 1 pending (EMA) • M. abscessus: Enabling data from EBO-301 informs path for potential - Anacor sold to Pfizer for $5.2B further development Disciplined Capital Management • $78.5M cash, cash equivalents and investments (unaudited) as of 3/31/25 • Runway into 2028 3

Product Portfolio Provides Multiple Paths to Significant Value Creation

Program	Potential Worldwide Opportunity
Chagas disease Phase 1 start up activities underway with product candidate in development for chronic, life-threatening illness; ~300K patients in U.S.; ~6-7M globally	**$1B+/yr PRV**
Melioidosis High priority biothreat High mortality with no approved treatments	**PRV potential, endemic country sales and government stockpiling**
Emerging oncology programs ENPP1 (immuno-oncology) PI3Kα (targeted therapy)	**>$1B/yr/program**

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Validated Boron-Based Drug Discovery is Uniquely Suited to Deliver Novel Drug Candidates that Have Potential to be First in Class, if Approved


ONCOLOGY
INFLAMMATORY RESPONSE
B
5
Boron
10.81
PARASITES
BACTERIAL DISEASES

Undruggable Targets: first-in-class

- LeuRS: epetraborole,GSK656
- CPSF3: AN2-502998, acoziborole

Significant potential through differentiated binding modes, excellent drug-like design properties and oral PK (e.g. oncology targets: ENPP1, PI3Kα)

Demonstrated track record of two boron-based FDA-approved drugs (Anacor) and one pending

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Broad Pipeline of Novel Clinical & Preclinical Programs Discovered Internally from our Boron Chemistry Platform Pathogen Target RESEARCH PRECLINICAL PHASE 1 PHASE 2 Status & Anticipated Inflections AN2-502998 Initiated Ph1 start up activities; complete Chagas disease Ph1 2H/2025; initiate Ph2 2026; target T. cruzi CPSF3 (chronic) data 2027 Epetraborole Observational trial data 2Q/2025; Ph2 study planned 2H/2025; target topline Ph2 Melioidosis – acute IV B. pseudomallei LeuRS data YE 2026; initiate Ph3 2027; NIH funded Ph2 POC (non-dilutive) planning 2H/2025 NTM - oral LeuRS M. abscessus Boron Platform PI3Kα Solid Tumors (oncology) First oncology candidates(s) on track to enter preclinical development in 2025; potential POC within cash runway Solid Tumors (oncology ENPP1 Solid Tumors (oncology) Multiple targets Lead op stage, development candidate Tuberculosis & malaria LeuRS anticipated 2026 *programs with light blue arrows leverage nondilutive funding 6

AN2-502998 for Chagas Disease 7

Chagas Disease: Hidden Threat to the Heart

- Parasitic disease caused by *Trypanosoma cruzi* (*T. cruzi*)
- Usually spreads through contact with triatomine bugs ("kissing bugs"). Other transmission routes include: congenital, blood-borne, organ-derived, oral
- *T. cruzi* parasite lives in heart, GI, and other muscle tissue for decades
- **Significant morbidity and mortality if untreated**
  Can cause arrhythmia, cardiac arrest, cardiomyopathy, heart failure, emboli, megaesophagus, megacolon, and other conditions


1–2 weeks
Acute phase
Positive smear
Positive culture
Positive PCR result
Romaña's sign
4–8 weeks
Chronic phase
Negative smear
Positive PCR result in 20–70% of infected persons
Diagnosis based on serologic testing
Indeterminate form
No signs or symptoms
20–30% of infected persons have disease progression over years to decades
70–80% of infected persons have the indeterminate form throughout life
Determinate form
Chagas' cardiomyopathy, gastrointestinal Chagas' disease, or both

CDC - Chagas Disease - Detailed FAQs; Cleveland Clinic: Causes, Symptoms, Treatments
1. Bern C, et al. Chagas Disease in the United States: a Public Health Approach. Clin Microbiol Rev. 2019 Nov 27;33(1):e00023-19. doi: 10.1128/CMR.00023-19.
Image: Bern C. Chagas' Disease. N Engl J Med. 2015 Jul 30;373(5):456-66. doi: 10.1056/NEJMra1410150.

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Global Threat Hiding in Plain Sight in the U.S.



Estimated Prevalence


6-7M
GLOBAL
~300K
U.S.
~100K
EU & UK
~4-5M
countries in
Latin America

Global: WHO Chagas Fact Sheet (4 April 2024); dndi.org/diseases/chagas/facts
USA: Irish A, et al. Updated Estimates and Mapping for Prevalence of Chagas Disease among Adults, United States. Emerg Infect Dis. 2022 Jul;28(7):1313-1320. doi: 10.3201/eid2807.212221; Manne-Goehler J, et al. Estimating the burden of chagas disease in the United States. PLoS Negl Trop Dis 2016; 10:e0005033
Europe & UK: Basile L, et al, Working Group on Chagas Disease Collective. Chagas disease in European countries: the challenge of a surveillance system. Euro Surveill. 2011;16(37):pii=19968. https://doi.org/10.2807/ese.16.37.19968-en

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Expanding U.S. Prevalence

Growing impact in the U.S.: ~300K infected

T. cruzi & 'kissing bug' vector present in ~27 U.S. states

CDC estimates that 5.5%–7.5% of confirmed infections in blood donors are related to locally acquired infection

$1B+ estimated peak sales potential



Confirmed' and 'Indeterminate' Chagas Disease Among Blood Donors in the United States (2007-2019). Source: AABB Chagas Biovigilance Network. https://www.aabb.org/docs/default-source/default-document-library/resources/chagas-graph-builder.html

AN2Therapeutics

Higuita N et al. Chagas disease in the United States: a call for increased investment and collaborative research. The Lancet Regional Health – Americas, Volume 34, 100768. June 2024.
Manne-Goehler, J. et al. Access to care for Chagas disease in the United States: A health systems analysis. Am J Trop Med Hyg. 2015; 93:108-113
https://asm.org/articles/2021/april/chagas-disease-in-the-u-s-what-we-know-about-the-k

10

No Approved Treatments for Adults with Chagas Disease in U.S.

No FDA-approved therapies for adults with Chagas disease

AN-502998 Potential Product Profile

- Potential cure
- Oral treatment
- Favorable non-clinical safety to date

- Two products in the U.S. approved for pediatrics only: benznidazole and nifuritmox
- Rarely used; most cases are found in adults where safety and efficacy in Chagas has not been established
- Long treatment duration (40-120 days)
- Significant tolerability and safety issues: ~80% TEAE rate, ~15% discontinuation, genotoxic

1. Aldasoro E, et al, 2018. What to expect and when: benznidazole toxicity in chronic Chagas' disease treatment. J Antimicrob Chemother 73: 1060–1067
2. Lascano F, et al Review of pharmacological options for the treatment of Chagas disease. Br J Clin Pharmacol 2022;88:383–402. https://doi.org/10.1111/bcp.14700.
3. Molina I, et al, 2015. Toxic profile of benznidazole in patients with chronic Chagas disease: risk factors and comparison of the product from two different manufacturers. AAC. 59: 6125–6131
4. Viotti R, et al, 2014. Towards a paradigm shift in the treatment of chronic Chagas disease. Antimicrob Agents Chemother 58:635–639. doi: 10.1128/AAC.01662-13
5. Molina I, et al. Randomized Trial of Posaconazole and Benznidazole for Chronic Chagas' Disease. N Engl J Med 2014;370:1899–908. https://doi.org/10.1056/nejmoa1313122.
6. Bosch-Nicolau P, et al. Efficacy of three benznidazole dosing strategies for adults living with chronic Chagas disease (MULTIBENZ): an international, randomized, double-blind, phase 2b trial. Lancet Infect Dis 2024. https://doi.org/10.1016/s1473-3099(23)00629-1.
7. FDA Labels: BENZNIDAZOLE tablets, for oral use (fda.gov) & LAMPIT (nifurtimox) tablets label (fda.gov)

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AN2-502998: Phase 1 Candidate with Curative Potential for Chronic Chagas Disease

- **Oral, small molecule benzoxaborole**
  - Novel target (CPSF3) is essential part of complex involved in *T. cruzi* RNA processing[1]
  - Chemical class with 2 FDA-approved drugs (crisaborole and tavaborole)
  - Target proof-of-concept through benzoxaborole acoziborole, human African trypanosomiasis drug candidate with ~95% cure rate in Ph 2/3 study[2]
- **In vitro potency against a spectrum of genetically diverse strains of *T. cruzi*[1]**
  - Killed both actively dividing and dormant intracellular *T. cruzi* faster than benznidazole
- **Cured *T. cruzi* infection in mouse models[1]**
- **Exclusivity potential into mid-2040s with pending, granted, and filed cases**



O
O
O
O
N
H
OH
B
O

AN2Therapeutics

AN2-502998 is formerly known as AN15368.

1. Padilla, A.M., et al. Discovery of an orally active benzoxaborole prodrug effective in the treatment of Chagas disease in non-human primates. Nat Microbiol 7, 1536–1546 (2022)
2. Betu Kumeso VK, et al. Efficacy and safety of acoziborole in patients with human African trypanosomiasis caused by *Trypanosoma brucei gambiense*: a multicentre, open-label, single-arm, phase 2/3 trial. Lancet Infect Dis. 2023 Apr;23(4):463-470..

12

AN2-502998 Cured Chronic *T. cruzi* Infection in Nonhuman Primates



100
80
60
40
20
0
% Parasite Negative
0
8
16
24
32
40
48
52
Weeks Post-treatment
AN2-502998#
Benznidazole*
E1224 (Ravuconazole)*

- AN2-502998: only compound, of which we are aware, to have demonstrated curative activity in nonhuman primates (NHPs) with long-term, naturally acquired infection of diverse *T. cruzi* genetic types[1]
- NHPs naturally acquire *T. cruzi*-infection and develop chronic disease comparable to chronic Chagas disease in humans
- *T. cruzi*-infected NHP study data mirrored human clinical trial results for benznidazole and E1224 (Eisai) up to 1-yr post-treatment[2,3,4]
- For benznidazole and E1224, mouse models did not predict the clinical trial failure, hence the importance of studying drug candidates in naturally infected NHPs to de-risk translation to human efficacy[5]
- **Ongoing studies of AN2-502998 in naturally infected NHPs to enable Ph 2 dose selection**

AN2-502998 was dosed at 30 mg/kg x 60 days in rhesus macaques[1]; half followed for >4 years
* Benznidazole (15 mg/kg BID x 60 days) and E1224 (20 mg/kg x 60 days) NHP study was in cynomolgus macaques
^ Parasites screened by blood PCR and hemoculture for 52 weeks

1 Padilla, A.M., et al. Discovery of an orally active benzoxaborole prodrug effective in the treatment of Chagas disease in non-human primates. Nat Microbiol 7, 1536–1546 (2022)
2. Torrico F, et al. E1224 Study Group. Treatment of adult chronic indeterminate Chagas disease with benznidazole and three E1224 dosing regimens: a proof-of-concept, randomised, placebo-controlled trial. Lancet Infect Dis. 2018 Apr;18(4):419-430.
3. Bosch-Nicolau, P et al. Efficacy of three benznidazole dosing strategies for adults living with chronic Chagas disease (MULTIBENZ): an international, randomised, double-blind, phase 2b trial. Lancet Infect Dis. 2024 Apr;24(4):386-394.
4. Molina I, et al. 2014. Randomized trial of posaconazole and benznidazole for chronic Chagas' disease. N Engl J Med 370:1899–1908. doi: 10.1056/NEJMoa13131224
5. Tarleton RL. Avoiding Clinical Trial Failures in Neglected Tropical Diseases: The Example of Chagas Disease. Clin Infect Dis 2022;76:1516–20. https://doi.org/10.1093/cid/ciac884.

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Chagas Disease: Drug Development Landscape Novartis Eisai Merck Failed in clinic Phase 2 planned Failed in clinic Phase 1 FIH E1224 protease inhibitor (posaconazole) Start up activities (ravuconazole) underway 14

Chagas Disease: Potential for Ph 2 PoC Within Projected Runway Planned timeline Collaborating with DNDi Chagas Clinical Research Platform for Phase 2 2027 Initiated YE-2025 2026 Phase 1 Start Phase 2 Phase 1 FIH Phase 2 Up Activities Data Complete Initiate 2027 2025 2026 Developed under license agreement with University of Georgia Research Foundation. Agreement includes pre-NDA milestones of approximately $0.4M, sharing of proceeds from the potential sale of any PRV, and low single-digit royalties on commercialization 15

Epetraborole in Melioidosis 16

Melioidosis - Under-Reported, High Unmet Medical Need Disease

Caused by the Gram-negative bacterium *Burkholderia pseudomallei*

- Third most common cause of death from an infectious disease in SE Asia after HIV/AIDS & TB
- Incidence (estimated): 165,000 cases/year
- Potential emerging pathogen in U.S.

High Mortality - New approaches needed to address significant unmet clinical need

- Mortality: 89,000/year
- ~40% mortality 90-day all cause in AN2 observational trial recently conducted using IV standard of care treatment in hospital settings



B. pseudomallei endemic in US (Gulf Coast of MS, US Virgin Islands and Puerto Rico)
Melioidosis endemic but underreported
Melioidosis predicted to be endemic but never reported
Not a surveillance priority

AN2Therapeutics

Limmathurotsakul D, et al 'Predicted global distribution of Burkholderia pseudomallei and burden of melioidosis' Nat Microbiol. 2016 January 1; 1(1)

17

Market Opportunity: Melioidosis 100% Funded to date Market potential by the U.S. Government (non-dilutive) • High priority biothreat • Priority review voucher target (second highest potential behind anthrax, plague, • Government(s) stockpiling smallpox) • Treatment sales (e.g., • Military force protection Thailand, India, China, • U.S. civilian population Brazil) • Government funded: $18M NATIONAL SECURITY High Priority Biothreat 18

Potential to Reduce Mortality in Patients vs. SOC Alone


B. pseudomallei MSHR435
EBO 1 μg/mL; CAZ 8 μg/mL
Lung Log10 CFU
10
9
8
7
6
5
4
3
2
1
0
Untreated Control
CAZ 250 mg/kg
EBO 200 mg/kg
EBO 100 mg/kg
EBO 200 mg/kg + CAZ
EBO 100 mg/kg +CAZ

- Epetraborole showed cidal activity against multiple isolates (10) in an acute pulmonary murine infection model of melioidosis when subcutaneous (SC) dosing was delayed 12-hours after infection
- MIC_{90} of 1 μg/mL against 242 recent clinical isolates from NE Thailand
- Epetraborole plus ceftazidime (CAZ) exhibited improved activity vs EBO or CAZ alone in a macrophage and murine infection models of infection (PLoS Negl. Trop Dis 17:e0011795)
- EBO showed an additive effect to CAZ in macrophages and murine infection models (PLoS Negl. Trop Dis 17: e0011795)

PLoS Negl Trop Dis 17: e0011795

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Goal: Significantly Reduce Mortality in Melioidosis Patients Planned timeline Anticipated primary endpoint will be to • 200 patients enrolled at 3 sites in 12 months 1 2 evaluate mortality (Thailand and Laos) • Confirmed high mortality (~27% 28-day; ~50% (epetraborole + ceftazidime/meropenem vs. placebo + ceftazidime/meropenem) 90-day all-cause) Oct. ‘24 2Q25 2H25 YE 2026 2027 Completed enrollment Observational trial data Initiate Phase 2* Initiate Phase 3* Topline data of observational trial 2024 2025 2026 2027 20 *Subject to regulatory allowance to proceed with trial and continued U.S. government funding and timelines

Oncology Programs 21

Boron’s Validated Binding Modes Enable Access to Undruggable Targets Diverse, covalent and non-covalent binding modes Empty p-orbital allows for unique • Tunable tetrahedral or trigonal geometry binding modes not • Covalently binds amino acids (e.g., S, T, Y, K) possible with • Binds ribose covalently carbon-based • H-bonding • Metal coordination chemistry Integrated into approved and clinical compounds: Validated chemical • 5 approved boron containing medicines space with • 15 boron compounds listed in active clinical dev. multiple FDA • Tunable PK – can be oral, IV, sub-q, and topical approved drugs • Differentiated structures facilitate strong IP 22

Oncology ENPP1 23

ENPP1 – Promising Immuno-Oncology Target • Blocking ENPP1 has two essential roles: – Turns “cold” tumors “hot”, triggering innate immune system response – Inhibition of tumor metastasis • Potential synergy with checkpoint inhibitors PD-1 (e.g., Keytruda), PD-L1, and CTLA4 • Broad use across solid tumors with high unmet need (e.g., breast, lung, colorectal) • Ideally suited for boron chemistry: Boron serves as a phosphate mimic and binds to the bi-metallic zinc ions in the catalytic site 24

ENPP1 - Immune System’s “On/Off” Switch No ENPP1 High ENPP1 Innate anti-tumor immunity combats cancer growth Immune response interrupted expression expression • Inhibiting ENPP1 on the cancer cells allows cGAMP to signal • AN2 boron heterocycles demonstrated excellent in vitro to the immune cells potentially causing immune activation and physical chemical properties enabling improved solubility, eliciting an antitumor response → “cold” to “hot” tumor permeability, and PK • Ideal target for boron-chemistry with covalent binding to metals • AN2's extensive expertise in boron-based drug discovery in ENPP1 active site enables efficient progress to clinical development candidates Li et al., Cancer Discovery 2020; Wang et al., PNAS 2023 25

ENPP1 - Emerging Oncology Target Wang et. Al., PNAS, 2023 ENPP1 expression in different cancer types Li et. al., Cancer Discovery, 2020 Colon 6.08% of 592 cases 397/10,953 (4%) of NSCLC queried patients* 5.33% of 994 cases Breast 3.88% of 1082 cases High expression of ENPP1 translates to poorer outcomes • ENPP1 is a relevant target in many cancer types, including breast, colon and lung High ENPP1 (n=59 patients) Low ENPP1 (n=1926 patients) • In preclinical breast and colon models, inhibiting ENPP1 enhanced the antitumor immune response 26

AN2 Boron Heterocycles – Opportunity for Best-In-Class Molecules

AN2 Boron Heterocycles

Ideal TPP	AN2 potential compounds (preclinical observations)
Sub nM potency	✓
Highly selective	✓
Excellent drug-like properties	✓
Oral PK	✓
Potent in vivo activity	✓

Strong IP with broad FTO through boron chemistry designs

Liabilities of Other Binding Groups

Binding group	Liabilities
Sulfamide Sulfonamide Sulfoximine	• hERG inhibition liability • Poor physicochemical properties/PK • pH dependent activity
Phosphonic Acid	• Poor permeability • Poor pharmacokinetics • SC/IV administration or prodrug
Ortho-functionalized phenol methoxyphenyl	• Metabolic stability • Orthoquinone toxicity considerations • Poor physicochemical properties/PK
Phenylboronic acid	• Metabolic stability • Poor permeability/low oral bioavail. • CMC development challenges

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Oncology PI3Kα 28

PI3Kα – Developing Potential Next Generation Compound Potential 3rd generation First Generation Second Generation - 2 FDA-approved drugs; - Allosteric-site inhibitors❑ Allosteric-site inhibitors validates mechanism - Early clinical stage❑ Covalent boron binding - ATP-site inhibitors - Some selectivity ❑ Robust selectivity between - No selectivity between wild- between wild type and wild type and mutants with type and mutants mutants and potentially potentially lower lower hyperglycemia hyperglycemia risk than - Significant levels of GR3+ second generation hyperglycemia compounds ❑ Boron affords differentiated IP in competitive market 29

PI3Kα Signaling Pathway Has High Potential Phosphoinositide 3-kinases (PI3Ks) are lipid kinases that mediate signaling cascades involved in cell proliferation, survival, metabolism, and migration Class IA PI3 Kinases are a heterodimer of p110 catalytic subunit and p85 regulatory subunit Stimulation by RTKs, GPCRs, GTPases (RAS or RAF) recruit PI3K to the plasma membrane p85 binds to the phosphorylated tyrosines and loses its inhibitory effect on p110, which then phosphorylates PIP2 to produce PIP3 PIP3 then interacts with AKT, which is then phosphorylated by PDK1 and mTORC2 Garcia-Echeverria, C., Sellers, Oncogene 2008, Sun, P., Meng, Lh. Acta Pharmacol Sin 2020 30

1st Generation Inhibitors Provide Breakthrough Efficacy But Hyperglycemia Limits Use

Major Opportunity for Best-in-Class Pan-Mutant WT-Sparing PI3Kα



Patients per year (US)
50000
40000
30000
20000
10000
0
H1047R
H1047X
E542 (K/A/G/Q/V)
E545 (K/G/Q/D/A/V)
Breast
Breast (brain mets)
Colorectal
Uterine
Non-Small Cell Lung
Bladder
Head and Neck

Targetable PI3Kα driver mutations are highly prevalent in cancer patients occur in 14% of all cancers (~35% in breast cancer)

Tissues affected by PI3Kα mutations



- PI3Kα is the second most frequently mutated gene in cancer
- Mutant selective PI3Kα inhibitors can be used in patients with PI3Kα hotspot mutations, including breast, lung, ovary, and colon cancers
- Mutant selective PI3Kα inhibitors could be more efficacious than current non-selective PI3Kα inhibitors and have the potential to be best-in-class

AN2Therapeutics

Castel et al., Nature Cancer 2021

31

AN2 Boron-based Mutant-Selective Inhibitors Designed to Bind Covalently to an Allosteric Site of PI3Kα ATP-site inhibitors (non-WT sparing) Genentech and Novartis Kinase-domain inhibitors Kinase Allosteric Site 1 Synnovation Kinase Allosteric Site 2 Relay and Scorpion 32

Boron Chemistry Enables Selective Targeting PI3Kα

Covalent Mutant-Specific Borophore

- Novel covalent binding to PI3Kα allosteric site
- Pan-mutant potency with 10-100 fold selectivity over WT in vitro
- Potentially differentiated on/off rate and kinetics
- Accumulation in tumors in vivo
- Tumor regression observed in vitro without hyperglycemia or hyperinsulinemia
- Strong IP from differentiated boron structures

Potential Third Generation PI3Kα

Targeted profile	AN2 potential compounds (preclinical observations)
nM potency	✓
Highly selective over WT	✓
Differentiated binding	✓
Oral PK	✓
Potent in vivo activity	✓

Strong IP with broad FTO through boron chemistry designs

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NTM M. abscessus 34

Epetraborole Potential Path Forward in M. abscessus Lung Disease • Phase 3 study in treatment-refractory MAC lung disease enrolled patients with severe, advanced disease, and provides robust enabling clinical data to support potential development in M. abscessus • Supportive EBO preclinical M. abscessus data – >256-fold lower MIC90 vs Phase 3 MIC90 EBO-301 – Cidal activity in mouse models of infection: comparable to the gold standard IV drug, imipenem – Novel MOA and oral dosing • Large potential market opportunity ﹣50,000 patients in U.S., Japan, and Europe • Evaluating multiple cost-efficient paths forward including option to use non-dilutive funding to advance program 35

Epetraborole Exhibited Potent MICs for M. abscessus Mycobacterium abscessus sensitivity to epetraborole Large collection of contemporary, international M. abscessus isolates MIC range of 0.03 – 0.25 mg/L, MIC50 of 0.06 mg/L and MIC90 of 0.12 mg/L Activity was not affected by subspecies, resistance to amikacin or clarithromycin, or by colony morphology Epetraborole holds promise as a novel antimycobacterial against M. abscessus and warrants further investigation into its therapeutic potential in patients J. Antimicrob Chemother 2025; 80: 713–716 C. Daley et. al. 36

Enabling Data in *M. abscessus* Paves Way for Phase 2 Development



A
Lung burden of M. abscessus ATCC 19977
CFU per Lung (Log10)
Time (weeks)
PBS
IMI
EBO25
EBO50



B
Lung burden of M. abscessus M9501
CFU per Lung (Log10)
Time (weeks)
PBS
IMI
EBO25
EBO50



C
Lung burden of M. abscessus M9530
CFU per Lung (Log10)
Time (weeks)
PBS
IMI
EBO25
EBO50

- No FDA-approved treatments for NTM lung disease caused by *M. abscessus*
- Off-label treatments have a high rate of drug resistance or tolerability limitations
- SOC agent, Imipenem, is parenteral only. EBO had cidal activity similar to imipenem in mouse efficacy model

Antimicrobial Agents and Chemotherapy July 2024

M. abscessus burden in lungs of mice infected with isolates ATCC 19977 (A), M9501 (B), and M9530 (C). Time point -1 represented 24 h after infection with *M. abscessus* via the aerosol route. Time point 0 represents 1 week infection and the day of treatment initiation. Time points weeks 1,2, and 4 represent the end of 1, 2, and 4 weeks of treatment with once-daily 1x PBS (PBS), twice daily 100 mg/kg subcutaneous imipenem (IMI), once-daily k after 25 mg/kg oral EBO (EBO25), or once-daily 50 mg/kg oral EBO (EBO50). Mean *Mab* burden in the lungs and standard error are shown (per group per time point, n = 5 at weeks -1, 0, +1, and +2, n=1- at week +4)

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M. abscessus Lung Disease: Global Opportunity and Unmet Need



United States [1]
~$1B Opportunity

Europe [2]
~$350M Opportunity

Asia (ex China) [3]
~$1B Opportunity

1. Assumes 2028 NTM prevalence of 115k (Strollo, "The Burden of Pulmonary NTM in the U.S.", AnnalsATS Vol 12:10, 2015). Est. 10% due to *M. abscessus* species (Prevots, "Epidemiology of Human Pulmonary Infection with NTM: A Review", Clin Chest Med, 2015). Est. 75% do not currently have optimal therapy (ATS/IDSA Guidelines on Dx, Tx, and prevention of NTM Diseases. Am J Respir Crit Care Med Vol 175. pp 367–416, 2007: "no antibiotic regimens based on in vitro susceptibilities has been shown to produce long-term sputum conversion for patients with *M. abscessus* lung disease. The goal of 12 months of negative sputum cultures while on therapy may be reasonable, but there is no medication strategy to reliably achieve this goal"). $433 per Day of Oral Therapy and 75% compliance. 2. Schildkraut, et al annual prevalence range of 6.0-6.6/100,000 in EU5 with RGM accounting for 10-44% of cases. Estimated *M. abscessus* prevalence for all Europe at ~3,000/yr. Rest of Europe estimated at same NTM prevalence with ~10% *M. abscessus*. Same price/compliance estimates as U.S. 3. Korea: Simon et al establishing not only high incidence/prevalence rates, but 18-39% coming from *M. abscessus*. Prevalence >5,000 (~$600M market opportunity). High rates of NTM in Japan, but low % from *M. abscessus*. However, high rates of *M. abscessus* projected in Thailand and other countries with significant coastlines. Projection that Rest of Asia accounts for 1/3 of total. Same price/compliance estimates as U.S.

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Leadership 39

Team With Significant Experience in Bringing Medicines to Market

SENIOR MANAGEMENT



Eric Easom, MBA, MEng
Co-Founder, President & CEO



Sanjay Chanda, PhD
Chief Development Officer



Lucy Day
Chief Financial Officer



Josh Eizen
Chief Legal & Operating Officer



Steve Prior, PhD
Chief Strategy Officer



Vincent Hernandez
SVP, Head of Research & Chemistry



Dickon Alley, PhD
Co-Founder, SVP Biology

ADVISORS



Chris LeMasters
Oncology Advisor



George Talbot, M.D.
Co-Founder & Sr. Clinical Advisor

BOARD OF DIRECTORS



Eric Easom
Board Chair



Stephanie Wong
Calithera Biosciences



Rob Readnour, PhD
Mountain Group Partners



Kabeer Aziz
Adjuvant Capital



Mel Spigelman, MD
Global Alliance For TB



Patricia Martin



Maggie FitzPatrick
FitzPatrick & Co.



Joseph Zakrzewski
Co-founder



Lynn Marks, MD
Presidential Advisory Council
Antibiotic-Resistant Bacteria

AN2Therapeutics
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